                           VAN KAMPEN TECHNOLOGY FUND
                          ITEM 77(O) 10F-3 TRANSACTIONS
                         MARCH 1, 2007 - AUGUST 31, 2007

                                                             AMOUNT OF     % OF
                                      OFFERING     TOTAL       SHARES    OFFERING  % OF FUNDS
   SECURITY      PURCHASE/   SIZE OF  PRICE OF   AMOUNT OF   PURCHASED  PURCHASED     TOTAL                  PURCHASED
   PURCHASED    TRADE DATE  OFFERING   SHARES     OFFERING    BY FUND    BY FUND     ASSETS       BROKERS       FROM
----------------------------------------------------------------------------------------------------------------------
    Bigband      03/14/07      --      $13.00   $10,700,000    25,100      0.24%       0.15%      Morgan      Merrill
 Networks Inc.                                                                                    Stanley,     Lynch
                                                                                                  Merrill
                                                                                                  Lynch &
                                                                                                   Co.,
                                                                                                Jefferies &
                                                                                                  Company,
                                                                                                  Cowen &
                                                                                                Company and
                                                                                                Thinkequity
                                                                                               Partners LLC

    Bigband      03/14/07      --      $13.00   $10,700,000     1,700     0.016%       0.01%       Morgan    Jefferies
 Networks Inc.                                                                                    Stanley,     & Co.
                                                                                                  Merrill
                                                                                                   Lynch &
                                                                                                    Co.,
                                                                                                Jefferies &
                                                                                                  Company,
                                                                                                  Cowen &
                                                                                                Company and
                                                                                                Thinkequity
                                                                                               Partners LLC

   MetroPCS       4/18/07      --      $23.00   $50,000,000    30,200      0.60%      0.323%        Bear,       Bear
Communications                                                                                   Stearns &    Stearns
     Inc.                                                                                        Co. Inc.,
                                                                                                  Banc of
                                                                                                  America
                                                                                                Securities
                                                                                                   LLC,
                                                                                                  Merrill
                                                                                                  Lynch &
                                                                                                Co., Morgan
                                                                                                  Stanley,
                                                                                                    UBS
                                                                                                Investment
                                                                                                   Bank,
                                                                                                  Thomas
                                                                                                  Weisel
                                                                                                 Partners
                                                                                                  LLC and
                                                                                                 Wachovia
                                                                                                Securities

    Cavium        5/01/07      --      $13.50   $ 6,750,000    17,100     0.253%     0.1061%      Morgan       Lehman
 Network, Inc.                                                                                   Stanley,     Brothers
                                                                                                  Lehman
                                                                                                 Brothers,
                                                                                                  Thomas
                                                                                                  Weisel
                                                                                                 Partners
                                                                                                   LLC,
                                                                                                Needham &
                                                                                               Company LLC
                                                                                                 and JMP
                                                                                                Securities

   Limelight       6/7/07      --      $15.00   $16,000,000    28,800     0.092%     0.3167%     Goldman,       UBS
 Networks Inc.                                                                                   Sachs &      Warburg
                                                                                               Co., Morgan
                                                                                                 Stanley,
                                                                                               Jefferies &
                                                                                                 Company,
                                                                                                  Piper
                                                                                                 Jaffray,
                                                                                                 Friedman
                                                                                                 Billings
                                                                                                  Ramsey

  Data Domain    06/26/07      --      $15.00   $ 7,390,000    17,500     0.056%     0.8375%     Goldman,     Goldman
     Inc.                                                                                         Sachs &      Sachs
                                                                                               Co., Morgan
                                                                                                 Stanley,
                                                                                                  Thomas
                                                                                                  Weisel
                                                                                                 Partners
                                                                                                   LLC,
                                                                                                 Pacific
                                                                                                  Crest
                                                                                                Securities

 Dice Holdings    7/17/07      --      $13.00   $16,700,000    22,800     0.137%     0.1348%      Credit       Credit
     Inc.                                                                                         Suisse,      Suisse
                                                                                                  Morgan
                                                                                                  Stanley,
                                                                                                 JPMorgan,
                                                                                                  Lehman
                                                                                                 Brothers
                                                                                                   and
                                                                                                Jefferies &
                                                                                                  Company

 Netezza Corp.   07/18/07      --      $12.00   $ 9,000,000    13,700     0.152%     0.0752%      Credit       Credit
                                                                                                 Suisse,       Suisse
                                                                                                  Morgan
                                                                                                 Stanley,
                                                                                                Needham &
                                                                                                 Company,
                                                                                               LLC, Thomas
                                                                                                  Weisel
                                                                                               Partners LLC

  Bladelogic     07/24/07      --      $17.00   $ 5,000,000     9,100     0.182%     0.0721%      Morgan      Merrill
     Inc.                                                                                        Stanley.      Lynch
                                                                                                 Merrill
                                                                                                 Lynch &
                                                                                                Co., Citi,
                                                                                                 Wachovia
                                                                                                Securities
                                                                                                and Cowen &
                                                                                                 Company